                     AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

               This Amendment No. 1 to Term Loan Agreement (this "Amendment") dated as of September 24, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront Station, Inc., Kansas City Station Corporation and Sunset Station, Inc. (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"), is entered into with reference to the Term Loan Agreement dated as of August 25, 1999 among Borrowers, Parent, the Lenders party thereto, and the Administrative Agent (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

                                    RECITALS

     A. Parent has entered into an agreement (the "KC Acquisition Agreement" which, together with the other terms defined in this Recital A, is more specifically defined below) to purchase substantially all of the operating assets of the Flamingo Hilton Riverboat Casino in Kansas City, Missouri (the "Flamingo Casino") for approximately $22,500,000 in cash plus the assumption of certain liabilities (the "KC Acquisition"). Parent intends to assign its rights under the KC Acquisition Agreement to Front Street Station, LLC ("Kansas City-Front Street"), a Missouri limited liability company whose sole member is St. Charles. The physical facilities of Flamingo Casino consist principally of leasehold interests (the "Leaseholds") in a casino/entertainment vessel and a parking garage and related structures, all of which are owned by the Port Authority of Kansas City, Missouri and leased to Flamingo Casino. Parent has requested that various provisions of the Loan Agreement be waived and amended in order to (a) waive the requirement that the Lenders be granted a security interest in the Leaseholds and (b) add Kansas City-Front Street as an additional Borrower.

     B. The Lenders are willing to waive and amend the necessary provisions of the Loan Agreement as requested by Parent PROVIDED that (a) Kansas City-Front Street grants a Lien in favor of the Lenders securing the Obligations on all of its assets OTHER THAN the Leaseholds and (b) St. Charles confirms its obligation to pledge its equity interests in Kansas City-Front Street to the Lenders to secure the Obligations, subject to necessary Gaming Board approval.

                                    AGREEMENT

               Borrowers, Parent and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 14.2 of the Loan Agreement, agree as follows:

     1. WAIVER OF SECTIONS 5.11, 5.12, 8.3 AND 8.4. The requirements set forth in Sections 5.11, 5.12, 8.3 and 8.4 that Parent and Borrowers grant a Lien to the Lenders in any Real Property or vessels acquired subsequent to the Amendment Effective Date are hereby waived as to the Leaseholds acquired in the KC Acquisition; PROVIDED that concurrently therewith (a) Kansas City-Front Street (defined below) executes and delivers to the Administrative Agent the Joinder Agreement making it an additional Borrower, (b) Borrowers deliver to the Administrative Agent such amended Schedules to the Loan Agreement as are necessary to reflect the addition of Kansas City-Front Street as an additional Borrower, which amended Schedules shall be acceptable to the Administrative Agent, (c) Kansas City-Front Street executes and delivers to the Administrative Agent such Collateral Documents and related UCC-1 financing statements as may be required to result in a First Priority Lien (defined below) on all of the assets (OTHER THAN the Leaseholds, which term is defined below) of Kansas City-Front Street in favor of the Administrative Agent to secure the Obligations, (d) St. Charles executes and delivers to the Administrative Agent written confirmation of its obligation to pledge its equity interest in Kansas City-Front Street to the Lenders pursuant to Section 8.2, subject to any necessary Gaming Board approval and (e) Parent, Kansas City-Front Street and the other Borrowers deliver, or cause to be delivered, such authorizing resolutions, legal opinions and other closing documents as may be reasonably requested by the Administrative Agent. Nothing herein shall waive the obligation of Kansas City-Front Street to perform its obligations under such Sections with respect to any Real Property or vessel (including a leasehold interest therein) acquired by it subsequent to the KC Acquisition.

               2. SECTION 1.1. Section 1.1 of the Loan Agreement is amended to add the following definitions:

               "FIRST PRIORITY LIEN" means a Lien that is of the first priority, EXCEPT for Liens and Negative Pledges permitted by
          Section 6.6 of the Loan Agreement.

               "FLAMINGO CASINO" means the Flamingo Hilton Riverboat Casino in Kansas City, Missouri.

               "KANSAS CITY-FRONT STREET" means Front Street Station LLC, a Missouri limited liability company.

               "KC ACQUISITION" means the purchase by Kansas City-Front Street of substantially all of the operating assets of the Flamingo Casino pursuant to the KC Acquisition Agreement.

               "KC ACQUISITION AGREEMENT" means that certain Asset Purchase Agreement dated September __, 1999 among Hilton Hotel Corporation, Flamingo Hilton Riverboat Casino, L.P., Parent and, by assignment, Kansas City-Front Street.

               "KC ACQUISITION DATE" means the date upon which the KC Acquisition occurs.

               "LEASEHOLDS" means the leasehold estates in Real Property and vessels owned by the Port Authority of Kansas City, Missouri acquired by Kansas City-Front Street pursuant to the KC Acquisition Agreement.

               3. SECTION 1.1. Section 1.1 of the Loan Agreement is hereby further amended to revise the following definition to read as follows:

               "BORROWERS" means, collectively (a) Palace, Boulder, Texas, St. Charles, Kansas City and Sunset and (b) upon its execution and delivery of the Joinder Agreement, Kansas City-Front Street.

               4. AMENDMENT OF CERTAIN EXHIBITS. Exhibits A and B are hereby amended, as of the KC Acquisition Date, to add a reference to Kansas City-Front Street as a Borrower in the introductory paragraphs thereof. Exhibit E is hereby amended, as of the KC Acquisition Date, to add Kansas City-Front Street as a maker of the Note.

               5. RESCISSION OF APPROVAL AND AMENDMENTS. In the event that the KC Acquisition Date has not occurred by December 31, 1999, the waiver set forth in Paragraph 1 and the amendments set forth in Paragraphs 2, 3 and 4 shall be automatically rescinded.

               6. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be conditioned upon receipt by the Administrative Agent of all of the following:

               (a) Counterparts of this Amendment executed by all parties hereto;

               (b) Written consents of each of the Sibling Guarantors to the execution, delivery and performance hereof in the form of EXHIBIT A to this Amendment;

               (c)  Written consent of the Requisite Lenders as required under
                    Section 14.2 of the Loan Agreement in the form of EXHIBIT B to this Amendment; and

               (d) Such other assurances, certificates, documents, consents or opinions as the Administrative Agent or the Lenders reasonably may require.

               7. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant that no Default or Event of Default has occurred and remains continuing.

               8. CONSENT OF PARENT. The execution of this Amendment by Parent shall constitute its consent, in its capacity as guarantor under the Parent Guaranty, to this Amendment.

               9. CONFIRMATION. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

               IN WITNESS WHEREOF, Borrowers and the Administrative Agent have executed this Amendment as of the date first above written by their duly authorized representatives.



                                       PALACE STATION HOTEL & CASINOS, INC.
                                       BOULDER STATION, INC.
                                       TEXAS STATION, INC.
                                       ST. CHARLES RIVERFRONT STATION, INC.
                                       KANSAS CITY STATION CORPORATION
                                       SUNSET STATION, INC.


                                       By:      s/ Glenn C. Christenson
                                                   Glenn C. Christenson
                                                   Vice President and
                                                   Chief Financial Officer


                                       STATION CASINOS, INC.


                                       By:      s/ Glenn C. Christenson
                                                   Glenn C. Christenson
                                                   Executive Vice President and
                                                   Chief Financial Officer



                                       BANK OF AMERICA, N.A.,
                                       as Administrative Agent



                                       By:      s/ Janice Hammond
                                                   Janice Hammond
                                                   Vice President

                             Exhibit A to Amendment

                          CONSENT OF SIBLING GUARANTORS


               Reference is hereby made to that certain Term Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               Each of the undersigned hereby consents to the execution, delivery and performance by Borrowers of Amendment No. 1 to the Loan Agreement.

               Each of the undersigned represents and warrants to the Administrative Agent and the Lenders that the Subsidiary Guaranty remains in full force and effect in accordance with its terms.

Dated: September 24, 1999

GREEN VALLEY STATION, INC.                      SOUTHWEST GAMING SERVICES, INC.


By:      /s/ Glenn C. Christenson               By:  s/ Blake L. Sartini
         Glenn C. Christenson                           Blake L. Sartini
         Vice President and                             Secretary
         Chief Financial Officer

                                                SOUTHWEST SERVICES, INC.

                                                By:   s/ Blake L. Sartini
                                                         Blake L. Sartini
                                                         Secretary

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Term Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Term Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 24, 1999

                                                     BANK OF AMERICA, N.A.

                                                     By: s/ Scott Faber
                                                            Scott Faber
                                                            Principal

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Term Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Term Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 24, 1999

                                   AERIES FINANCE-II LIMITED

                                   By:      INVESCO Senior Secured
                                            Management, Inc. as
                                            Sub-Managing Agent

                                            By: s/ Anne M. McCarthy
                                                   Anne M. McCarthy
                                                   Authorized Signatory


                                   By: _________________________________

                                   _____________________________________
                                   [Printed Name and Title]

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Term Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Term Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 21, 1999

                                                   BANK OF SCOTLAND

                                                   By: s/ Annie Glynn
                                                          Annie Glynn
                                                          Senior Vice President

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Term Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Term Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 24, 1999

                                                 CANADIAN IMPERIAL BANK OF
                                                 COMMERCE

                                                  By: s/ Karen Volk
                                                         Karen Volk
                                                         Authorized Signatory

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Term Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Term Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 23, 1999

                                                   FIRST UNION INSTITUTIONAL
                                                   DEBT MANAGEMENT

                                                   By: s/ E. A. Kratzman
                                                          E. A. Kratzman, III
                                                          Managing Director
                                                          IDM

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Term Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Term Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 23, 1999

                                                   GOLDMAN SACHS & CO.

                                                   By: s/ Stephen J. McGuinness
                                                          Stephen J. McGuinness
                                                          Authorized Signatory

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Term Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Term Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 24, 1999
                                              INDOSUEZ CAPITAL FUNDING IIA,
                                              LIMITED
                                              By: Indosuez Capital as Portfolio
                                              Advisor

                                              By: s/ Melissa Marano
                                                     Vice President

                                              INDOSUEZ CAPITAL FUNDING III,
                                              LIMITED
                                              By: Indosuez Capital as Portfolio
                                              Advisor

                                              By: s/ Melissa Marano
                                                     Vice President

                                              INDOSUEZ CAPITAL FUNDING IV,
                                              LIMITED
                                              By: Indosuez Capital as Portfolio
                                              Advisor

                                              By: s/ Melissa Marano
                                                     Vice President

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Term Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Term Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 24, 1999

                                               MASSACHUSETTS MUTUAL LIFE
                                               INSURANCE COMPANY

                                               By: s/ John B. Wheeler
                                                      John B. Wheeler
                                                      Managing Director

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Term Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Term Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 22, 1999

                                              PILGRIM PRIME RATE TRUST

                                              By:   Pilgrim Investments, Inc.
                                                    as its investment manager

                                              By:  s/ Daniel A. Norman
                                                      Daniel A. Norman
                                                      Senior Vice President

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Term Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Term Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 22, 1999

                                               ML CLO XX PILGRIM
                                               AMERICA (CAYMAN), LTD.

                                               By: s/ Daniel A. Norman
                                                      Senior Vice President

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Term Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Term Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 22, 1999

                                            PILGRIM AMERICA HIGH INCOME
                                            INVESTMENT, INC.

                                            By:   Pilgrim Investments, Inc.
                                                  as its investment manager

                                                  By: s/ Daniel A. Norman
                                                         Daniel A. Norman
                                                         Senior Vice President

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Term Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Term Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 24, 1999

                                                     PINEHURST TRADING, INC.

                                                     By: s/ Kelly C. Walker
                                                            Kelly C. Walker
                                                            Vice President

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Term Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Term Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 24, 1999

                                               PPM SPYGLASS FUNDING TRUST

                                               By: s/ Kelly C. Walker
                                                      Kelly C. Walker
                                                      Authorized Agent

                             Exhibit B to Amendment

                               CONSENT OF LENDERS


               Reference is hereby made to that certain Term Loan Agreement dated as of August 25, 1999 among Palace Station Hotel & Casino, Inc., Boulder Station, Inc., Texas Station, Inc., St. Charles Riverfront, Inc., Kansas City Station Corporation and Sunset Station (collectively, the "Borrowers"), Station Casinos, Inc. ("Parent") (but only for the purpose of making the covenants set forth in Articles 8 and 9 of the Loan Agreement (as defined below)), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

               The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Term Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:   September 24, 1999

                                                     WINGED FOOT FUNDING TRUST

                                                     By: s/ Kelly C. Walker
                                                            Kelly C. Walker
                                                            Authorized Agent